Fees Summary	Nov. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,178,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,098.95
Total Offset Amount	0.00
Net Fee	$ 1,098.95
Final Prospectus	false